Exhibit 99.1

Jury Finds in Cytek’s Favor on Three of Four Asserted Claims; Company to Challenge

Remaining Finding

FREMONT, Calif., August 21, 2026 (GLOBE NEWSWIRE) – Cytek Biosciences, Inc. (“Cytek Biosciences,” “Cytek,” or the “Company”) (Nasdaq: CTKB), a leading cell analysis solutions company, today announced that a jury in the United States District Court for the District of Delaware returned a verdict in the patent infringement action brought by Beckman Coulter, Inc. The jury found in Cytek’s favor on three of the four asserted patent claims, finding noninfringement and invalidity as to each of those three claims. With respect to one claim, the jury found no literal infringement but found infringement under the doctrine of equivalents. The jury awarded past damages consisting of $20 million in lost profits and $36 million in royalties. Cytek intends to pursue post-verdict motions challenging the finding of infringement under the doctrine of equivalents and the related damages award.

The verdict does not require any changes to the Company’s current product offerings or operations, and Cytek’s spectral flow cytometry products remain available to customers worldwide.

“We are pleased that the jury found in our favor on the substantial majority of claims in this case, including findings of noninfringement and invalidity as to three of the four asserted claims,” said Dr. Wenbin Jiang, CEO of Cytek Biosciences. “We fundamentally disagree with the single remaining finding and damages award and intend to pursue all available post-trial remedies, including potentially an appeal to the United States Court of Appeals for the Federal Circuit. Cytek independently developed a fundamentally different approach to flow cytometry when we pioneered Full Spectrum Profiling technology.”

Cytek will continue to invest in its proprietary and patented Full Spectrum Profiling™ platform and remains committed to delivering innovative cell analysis solutions to researchers and clinicians worldwide.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP®) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s platform includes: its core FSP instruments, the Cytek Aurora™, Northern Lights™, Cytek Aurora™ CS, Cytek Aurora™ Evo, and Cytek Borealis™ systems; the Cytek Orion™ reagent cocktail preparation system; the Enhanced Small Particle™ (ESP™) detection technology; the flow cytometers and imaging products under the Amnis® and Guava® brands; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use only in China and the European Union).

Cytek, Full Spectrum Profiling, FSP, Cytek Aurora, Cytek Borealis, Northern Lights, Enhanced Small Particle, ESP, Cytek Orion, Amnis and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X account as channels of distribution for information about the company, its products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Certain information disseminated through these channels may be material to investors, and Cytek may use these channels to disseminate such information in accordance with Regulation FD and other applicable disclosure requirements. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “plan,” “could,” “intend,” “believe,” “predict,” “potential,” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations concerning the impact of the jury verdict and damages award, and the outcome and impact of any post-trial motions, appeals, or other proceedings related to the litigation and their potential impact; the Company’s belief in the merits of its legal positions and grounds for appeal; the potential impact of the verdict and damages award on the Company’s financial condition, results of operations, or product offerings; and the Company’s growth strategy and future financial performance. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management, and deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. Factors that could cause actual results to differ materially include: the impact of the jury verdict and damages award, and the outcome and impact of any post-trial motions, appeals, and further legal proceedings, including additional costs, injunctive relief, ongoing royalty obligations as determined by the court, and/or other potential liabilities; global geopolitical, economic and market conditions; and other risks discussed in the section titled “Risk Factors” set forth in the Company’s most recently filed Quarterly Report on Form 10-Q filed with the SEC on August 5, 2026, and other filings the Company makes with the SEC from time to time, which contain a discussion of important factors that may cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Contact:

Mark Meehan

Head of Investor Relations

Cytek Biosciences

mmeehan@cytekbio.com